Exhibit 99.1

                           CREDITRISKMONITOR.COM, INC.
              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CreditRiskMonitor.com, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2002                           By: /s/ Jerome S. Flum
                                                        Jerome S. Flum
                                                        Chief Executive Officer

Date: August 14, 2002                           By: /s/ Lawrence Fensterstock
                                                        Lawrence Fensterstock
                                                        Chief Financial Officer


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